Current Assets - Prepayments	12 Months Ended
Jun. 30, 2023
Current prepayments [abstract]
Current Assets - Prepayments

Note 19. Current Assets - Prepayments

	June 30, 2023	June 30, 2022

	US$	US$
R&D Contract Research Organization	1,693,964	7,428,599
Insurance	717,064	1,086,847
Other prepayments	223,643	204,749
Total current prepayments	2,634,671	8,720,195

The R&D Contract Research Organization prepayment consists of prepayments on the Phase 3 clinical trial for OPT‑302 in order to secure sites across the world and start patient recruitment. These prepayments covered the initial startup of the Phase 3 clinical trials and other key milestones and are expected to be consumed within the next 12 months. The insurance amount relates to specific Phase 3 clinical trial insurance in place for various sites around the world covering periods to 2024. The non‑current portion of the prepayments are recorded as non‑current assets. Refer Note 21.